Exhibit 99.1

MEDIA CONTACT:	INVESTOR CONTACT:
Tom Rice	Cynthia Hiponia
1 (703) 856-2218	+1 (408) 831-4100
gigamonpr@merrittgrp.com	IR@gigamon.com
Gigamon Reports Second Quarter 2016 Financial Results
Record revenue delivers 46% year-over-year growth
Results driven by strong demand for both Security and Mobility solutions
Santa Clara, Calif., July 28, 2016 - Gigamon Inc. (NYSE:GIMO), the leader in traffic visibility solutions, today released financial results for the second quarter ended July 2, 2016.
Second Quarter 2016 Financial Highlights:

•	Revenue of $75.1 million, up 46% year-over-year.

•	GAAP gross margin was 82%, compared to 78% in the second quarter of fiscal 2015.

•	Non-GAAP gross margin was 82%, compared to 79% in the second quarter of fiscal 2015.

•
GAAP net income was $34.0 million, or $0.91 per diluted share, compared to GAAP net income of $38,000, or $0.00 per diluted share, in the second quarter of fiscal 2015. The company realized a one-time benefit of $30.5 million to the GAAP income tax provision due to the release of a significant portion of its valuation allowance against deferred tax assets.

•	Non-GAAP net income was $11.5 million, or $0.30 per diluted share, compared to non-GAAP net income of $5.9 million, or $0.16 per diluted share, in the second quarter of fiscal 2015.

•	Cash and investments were $228 million, up $20 million from the first quarter of 2016, and up $49 million from the second quarter of fiscal 2015.
“The continued strong execution across our business has resulted in us delivering revenue growth of 46% year over year this quarter,” said Paul Hooper, Chief Executive Officer of Gigamon. “Our first to market Security Delivery Platform continues to set the industry standard for how leading organizations architect their IT security infrastructure, and in doing so realize higher efficiency, greater effectiveness and significantly improved coverage for their security solutions. Our journey is underway, and the runway ahead is exciting and full of opportunity.”
Recent Business Highlights:

•	Announced field trials of our Amazon Web Services Elastic Compute Cloud offering - the first visibility solution for information traversing with the public cloud.

•	Introduced automated network topology visualization for managing visibility infrastructure at scale.

•	Vice President of WW Channels, Barbara Spicek, recognized as one of CRN's 2016 Women of the Channel.

•	Announced Fred Studer has joined Gigamon as Chief Marketing Officer.

•	Added Joan Dempsey, cyber security expert, to Board of Directors.
Conference Call Information:
Gigamon will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time on, July 28, 2016. The news release with the financial results will be accessible from the company’s website prior to the conference call. Parties in the United States and Canada can access the call by dialing +1 (888)-504-7963, using conference code 9870417. International parties can access the call by dialing +1 (719)-325-2308, using conference code 9870417.
The webcast will be accessible on Gigamon’s investor relations website at http://investor.gigamon.com for a period of one year. A telephonic replay of the conference call will be available through Thursday, August 4, 2016. To access the replay, parties in the United States and Canada should call +1 (888)-203-1112 and enter conference code 9870417. International parties should call +1 (719)-457-0820 and enter conference code 9870417
Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures that exclude stock-based compensation and related payroll taxes, income tax effect of stock-based compensation expense, and a valuation allowance against deferred tax assets. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Gigamon considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company’s management for that purpose. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented for supplemental informational purposes only to provide additional information in understanding the company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP financial measures presented by other companies. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures attached to this release.
During the conference call to discuss these financial results, Gigamon expects to give guidance for the third quarter of fiscal 2016 on a non-GAAP basis. Gigamon does not provide reconciliations of its forward-looking non-GAAP financial measures to the corresponding GAAP measures due to the high variability and difficulty in making accurate forecasts and projections with respect to the stock-based compensation and related payroll taxes, income tax effect of stock-based compensation expense and valuation allowance against deferred tax assets, which are excluded from these non-GAAP measures. In particular, stock-based compensation and related taxes are impacted by future hiring and retention needs, as well as the future fair market value of the Gigamon’s common stock, all of which is difficult to predict and subject to constant change. The actual amounts of these excluded items will have a significant impact on Gigamon’s GAAP net income (loss) per diluted share and GAAP tax provision. Accordingly, reconciliations of Gigamon’s forward-looking non-GAAP financial measures to the corresponding GAAP measures are not available without unreasonable effort.

Legal Notice Regarding Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, our expectations regarding the evolution of our marketplace and the goals for our Unified Visibility Fabric™ and our Security Delivery Platform. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include our ability to continue to deliver and improve our products and successfully develop new products; customer acceptance and purchase of our existing products and new products; our ability to retain existing customers and generate new customers; the market for network traffic visibility solutions not continuing to develop; competition from other products and services; and general market, political, economic and business conditions.  The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended December 26, 2015 and our most recently available Quarterly Report on Form 10-Q. The forward-looking statements in this press release are based on information available to Gigamon as of the date hereof, and Gigamon disclaims any obligation to update any forward-looking statements, except as required by law.
Gigamon
Gigamon (NYSE: GIMO) provides active visibility into physical and virtual network traffic, enabling stronger security and superior performance. Gigamon’s Visibility Fabric and GigaSECURE®, the industry’s first Security Delivery Platform, deliver advanced intelligence so that security, network and application performance management solutions in enterprise, government and service provider networks operate more efficiently and effectively. See more at www.gigamon.com, the Gigamon Blog, or follow Gigamon on Twitter, LinkedIn or Facebook.

Gigamon Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	July 2, 2016	June 27, 2015	July 2, 2016	June 27, 2015
Revenue:
Product	$51,308	$34,814	$95,970	$66,966
Service	23,795	16,632	46,344	31,333
Total revenue	75,103	51,446	142,314	98,299
Cost of revenue:
Product	11,510	9,558	22,217	19,003
Service	2,339	1,763	4,421	3,540
Total cost of revenue	13,849	11,321	26,638	22,543
Gross profit	61,254	40,125	115,676	75,756
Operating expenses:
Research and development	17,250	12,227	32,608	23,723
Sales and marketing	28,843	21,171	56,500	40,003
General and administrative	9,147	6,702	17,142	12,721
Total operating expenses	55,240	40,100	106,250	76,447
Income (loss) from operations	6,014	25	9,426	(691)
Other income (expense):
Interest income	219	105	426	224
Other expense, net	(173)	7	(242)	(3)
Income (loss) before income tax benefit (provision)	6,060	137	9,610	(470)
Income tax benefit (provision)	27,899	(99)	27,320	(187)
Net income (loss)	$33,959	$38	$36,930	$(657)
Net income (loss) per share:
Basic	$0.97	$—	$1.06	$(0.02)
Diluted	$0.91	$—	$1.00	$(0.02)
Weighted average shares used in computing net income (loss) per share:
Basic	35,146	33,429	34,878	33,203
Diluted	37,262	35,666	36,792	33,203

Gigamon Inc.
Consolidated Balance Sheets
(In thousands)
(unaudited)

	July 2, 2016	December 26, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$135,242	$120,212
Short-term investments	92,839	90,001
Accounts receivable, net	44,715	47,947
Inventories, net	6,325	3,813
Prepaid expenses and other current assets	8,745	7,621
Total current assets	287,866	269,594
Property and equipment, net	10,675	9,416
Deferred tax assets, non-current	30,958	135
Other assets, non-current	908	766
TOTAL ASSETS	$330,407	$279,911
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$3,101	$3,724
Accrued liabilities	28,057	37,334
Deferred revenue	55,571	62,248
Total current liabilities	86,729	103,306
Deferred revenue, non-current	24,285	19,883
Deferred and other tax liabilities, non-current	211	279
Other liabilities, non-current	836	1,087
TOTAL LIABILITIES	112,061	124,555
STOCKHOLDERS' EQUITY
Common stock	4	3
Treasury stock	(12,469)	(12,469)
Additional paid-in-capital	237,347	211,402
Accumulated other comprehensive income (loss)	67	(47)
Accumulated deficit	(6,603)	(43,533)
TOTAL STOCKHOLDERS' EQUITY	218,346	155,356
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$330,407	$279,911

Gigamon Inc.
Consolidated Statements of Cash Flows
(In thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	July 2, 2016	June 27, 2015	July 2, 2016	June 27, 2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$33,959	$38	$36,930	$(657)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	1,431	1,457	2,702	2,972
Stock-based compensation expense	10,604	8,568	18,780	15,911
Deferred and other income taxes	(30,774)	(13)	(30,891)	—
Excess tax benefit from employee stock-based compensation	(2,926)	—	(3,485)	—
Inventory write-down	309	519	484	1,012
Write down on fixed assets	215	—	215	—
Provision for doubtful accounts	72	—	97	—
Changes in operating assets and liabilities:
Accounts receivable	872	(3,306)	3,135	(24)
Inventories	(759)	(845)	(2,832)	310
Prepaid expenses and other current assets	(2,394)	(339)	(1,740)	(1,802)
Accounts payable	(261)	1,064	(515)	(83)
Accrued liabilities and other liabilities	7,413	5,238	(5,663)	(9)
Deferred revenue	1,007	2,694	(2,275)	13,217
Net cash provided by operating activities	18,768	15,075	14,942	30,847
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of short-term investments	(34,724)	(7,999)	(63,831)	(7,999)
Proceeds from sales of short-term investments	—	1,455	—	1,455
Proceeds from maturities of short-term investments	34,461	12,680	61,247	34,333
Purchase of property and equipment	(2,371)	(1,187)	(4,478)	(2,224)
Net cash (used in) provided by investing activities	(2,634)	4,949	(7,062)	25,565
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from employee stock purchase plan	—	—	3,368	2,607
Proceeds from exercise of stock option	2,749	1,523	4,126	2,768
Shares repurchased for tax withholdings on vesting of restricted stock units	(2,444)	(2,707)	(3,829)	(3,969)
Excess tax benefits from employee stock-based compensation	2,926	—	3,485	—
Net cash provided by (used in) financing activities	3,231	(1,184)	7,150	1,406
NET INCREASE IN CASH AND CASH EQUIVALENTS	19,365	18,840	15,030	57,818
CASH AND CASH EQUIVALENTS — Beginning of period	115,877	77,919	120,212	38,941
CASH AND CASH EQUIVALENTS — End of period	$135,242	$96,759	$135,242	$96,759
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Income taxes paid during the period	$527	$137	$811	$266

Gigamon Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except percentages)
(unaudited)

	Three Months Ended		Six Months Ended
	July 2, 2016	June 27, 2015	July 2, 2016	June 27, 2015
Total Revenue	$75,103	$51,446	$142,314	$98,299
Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin:
GAAP gross profit	61,254	40,125	115,676	75,756
Stock-based compensation expense	538	510	1,008	1,059
Stock-based compensation related payroll taxes	20	21	36	44
Non-GAAP gross profit	$61,812	$40,656	$116,720	$76,859
GAAP gross margin	82%	78%	81%	77%
Non-GAAP gross margin	82%	79%	82%	78%
Reconciliation of GAAP Operating Income (Loss) to Non-GAAP Operating Income:
GAAP operating income (Loss)	$6,014	$25	$9,426	$(691)
Stock-based compensation expense	10,605	8,586	18,780	15,929
Stock-based compensation related payroll taxes	274	317	557	629
Non-GAAP operating income	$16,893	$8,928	$28,763	$15,867
Reconciliation of GAAP Net Income (Loss) Attributable To Common Stockholders to Non-GAAP Net Income:
GAAP net income (loss) attributable to common stockholders	$33,959	$38	$36,930	$(657)
Stock-based compensation expense	10,605	8,586	18,780	15,929
Stock-based compensation related payroll taxes	274	317	557	629
Income tax effect of Non-GAAP adjustments	(33,330)	(3,075)	(36,583)	(5,471)
Non-GAAP net income	$11,508	$5,866	$19,684	$10,430

Gigamon Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures (continued)
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	July 2, 2016	June 27, 2015	July 2, 2016	June 27, 2015
Reconciliation of GAAP Diluted Net Income (Loss) per Share to Non-GAAP Diluted Net Income per Share:
GAAP diluted net income (loss) per share	$0.91	$—	$1.00	$(0.02)
Stock-based compensation expense	0.28	0.24	0.51	0.48
Stock-based compensation related payroll taxes	0.01	0.01	0.02	0.02
Income tax effect of non-GAAP adjustments	(0.89)	(0.09)	(1.00)	(0.16)
Impact of difference in number of GAAP and non-GAAP diluted shares	(0.01)	—	(0.01)	(0.03)
Non-GAAP diluted net income per share	$0.30	$0.16	$0.52	$0.29
Reconciliation of GAAP Diluted Weighted-Average Number of Shares to Non-GAAP Diluted Weighted-Average Number of Shares:
GAAP diluted weighted-average number of shares	37,262	35,666	36,792	33,203
Dilutive impact due to stock-based compensation	793	648	786	2,756
Non-GAAP diluted weighted-average number of shares	38,055	36,314	37,578	35,959

Gigamon Inc.
Reconciliation of GAAP to Non-GAAP Consolidated Statements of Operations
For the Three and Six Months Ended July 2, 2016 and June 27, 2015
(In thousands, except per share amounts and percentages)
(unaudited)

	Three Months Ended						Six Months Ended
	July 2, 2016			June 27, 2015			July 2, 2016			June 27, 2015
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Revenue:
Product	$51,308	$—	$51,308	$34,814	$—	$34,814	$95,970	$—	$95,970	$66,966	$—	$66,966
Service	23,795	—	23,795	16,632	—	16,632	46,344	—	46,344	31,333	—	31,333
Total revenue	75,103	—	75,103	51,446	—	51,446	142,314	—	142,314	98,299	—	98,299
Cost of revenue:
Product (1)	11,510	(375)	11,135	9,558	(332)	9,226	22,217	(690)	21,527	19,003	(712)	18,291
Service (1)	2,339	(183)	2,156	1,763	(199)	1,564	4,421	(354)	4,067	3,540	(391)	3,149
Total Cost of Revenue	13,849	(558)	13,291	11,321	(531)	10,790	26,638	(1,044)	25,594	22,543	(1,103)	21,440
Gross profit	61,254	558	61,812	40,125	531	40,656	115,676	1,044	116,720	75,756	1,103	76,859
Product Gross Margin	78%		78%	73%		73%	77%		78%	72%		73%
Service Gross Margin	90%		91%	89%		91%	90%		91%	89%		90%
Total Gross Margin	82%		82%	78%		79%	81%		82%	77%		78%
Operating expenses:
Research and development (1)	17,250	(3,587)	13,663	12,227	(2,740)	9,487	32,608	(6,669)	25,939	23,723	(4,987)	18,736
Sales and marketing (1)	28,843	(3,520)	25,323	21,171	(2,949)	18,222	56,500	(5,887)	50,613	40,003	(5,489)	34,514
General and administrative (1)	9,147	(3,214)	5,933	6,702	(2,683)	4,019	17,142	(5,737)	11,405	12,721	(4,979)	7,742
Total operating expenses	55,240	(10,321)	44,919	40,100	(8,372)	31,728	106,250	(18,293)	87,957	76,447	(15,455)	60,992
Income (loss) from operations	6,014	10,879	16,893	25	8,903	8,928	9,426	19,337	28,763	(691)	16,558	15,867
Other income (expense):
Interest income	219	—	219	105	—	105	426	—	426	224	—	224
Other expense, net	(173)	—	(173)	7	—	7	(242)	—	(242)	(3)	—	(3)
Income (loss) before income taxes	6,060	10,879	16,939	137	8,903	9,040	9,610	19,337	28,947	(470)	16,558	16,088
Income tax benefit (provision) (2) (3)	27,899	(33,330)	(5,431)	(99)	(3,075)	(3,174)	27,320	(36,583)	(9,263)	(187)	(5,471)	(5,658)
Net income (loss)	$33,959	$(22,451)	$11,508	$38	$5,828	$5,866	$36,930	$(17,246)	$19,684	$(657)	$11,087	$10,430
Net income (loss) per share:
Basic	$0.97	$(0.64)	$0.33	$—	$0.18	$0.18	$1.06	$(0.50)	$0.56	$(0.02)	$0.33	$0.31
Diluted	$0.91	$(0.61)	$0.30	$—	$0.16	$0.16	$1.00	$(0.48)	$0.52	$(0.02)	$0.31	$0.29
Weighted-average shares used in computing per share amounts:
Basic	35,146	—	35,146	33,429	—	33,429	34,878	—	34,878	33,203	—	33,203
Diluted	37,262	793	38,055	35,666	648	36,314	36,792	786	37,578	33,203	2,756	35,959
Notes:

1.	Includes stock-based compensation expense and related payroll taxes in the three and six months ended July 2, 2016 and June 27, 2015.

2.	Includes income tax effect of non-GAAP adjustments in the three and six months ended July 2, 2016 and June 27, 2015.

3.	Amount for the three and six months ended July 2, 2016 includes a benefit for the release of a significant portion of its valuation allowance against deferred tax assets.